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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 9, 2021

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ARKO Corp.

(Exact Name of registrant as specified in its charter)

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Delaware	001-39828	85-2784337
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8565 Magellan Parkway

Suite 400

Richmond, Virginia 23227-1150

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (804) 730-1568

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ARKO	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	ARKOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 5.07. Submission of Matters to a Vote of Security Holders.

ARKO Corp., a Delaware corporation (the "Company"), held its 2021 Annual Meeting of Stockholders on June 9, 2021 (the "Annual Meeting"). The final voting results for the proposals submitted to a vote of the Company's stockholders at the Annual Meeting are as follows:

Proposal 1: Election of two Class I directors for three-year terms to hold office until the Company's 2024 Annual Meeting of Stockholders or until their respective successors are elected and qualified:

	Votes	Votes	Broker
Director	For	Withheld	Non-Votes
Arie Kotler	95,864,819	6,267,871	2,578,734
Michael J. Gade	98,789,129	3,343,561	2,578,734

Proposal 2: Approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Company's 2021 Proxy Statement for the Annual Meeting:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
90,785,589	11,014,809	332,292	2,578,734

Proposal 3: Approval of a non-binding resolution on the frequency of the non-binding advisory resolution approving the compensation of the Company’s named executive officers:

				Broker
One Year	Two Years	Three Years	Abstentions	Non-Votes
102,096,454	1,179	25,690	9,367	2,578,734

Proposal 4: Ratification of the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
104,399,593	302,928	8,903	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKO CORP. By: /s/ Arie Kotler Name: Arie Kotler Title: Chairman, President and Chief Executive Officer

Date: June 10, 2021